General information	6 Months Ended
Jun. 30, 2026
General Information [Abstract]
General information

Note 1. General information

The consolidated condensed interim unaudited financial statements cover Mobilicom Limited (the “Company”) as a group consisting of the Company and the entities it controlled at the end of, or during, the half year ended June 30, 2026 (collectively, the “Group”).

The functional currency of the Company's subsidiary, Mobilicom Ltd ("Mobilicom Israel"), is Israeli New Shekels (“NIS”) and the functional currency of the Company’s subsidiary, Mobilicom Inc., is United States dollars (“USD”).

On December 8, 2025, the Company effected a reverse share split of its issued and outstanding ordinary shares at a ratio of 1-for-275 (the “Reverse Split”). Concurrently with the Reverse Split, the Company effected a corresponding change in the ratio of ordinary shares represented by each of the Company’s American Depositary Shares (“ADSs”), such that the ratio changed from one ADS representing 275 ordinary shares to one ADS representing one ordinary share. Concurrently, the ADSs were mandatorily cancelled and exchanged for ordinary shares on a one-for-one basis (the “Mandatory Exchange”), and the Company’s ordinary shares, which had been approved for listing and trading on the Nasdaq Capital Market, commenced trading at the market open on December 8, 2025. All shares related numbers for the period ended June 30, 2025 were restated to reflect this change.

The Company is a listed public company limited by shares, incorporated and domiciled in Australia. Its registered office and principal place of business are:

Registered office	Principal place of business

C/- JM Corporate Services	1 Rakefet Street
Level 21, 459 Collins Street	Shoham, Israel 6083705
Melbourne, Victoria, 3000
Australia

The company’s principal activities are design, develop and deliver of cybersecurity and smart robust solutions for drone, robotics and autonomous platforms.

The Company is an end-to-end provider of cybersecurity and robust solutions for drones, robotics & autonomous platforms. As a high-tech company it designs, develops, and delivers robust solutions focused primarily on targeting global drone, robotics and autonomous system manufacturers. The Company holds patented technology & unique know-how for Mobile Mesh networking. It has a large, field proven portfolio of commercialized products used in a variety of applications. The Company is growing a global customer base with sales to high profile customers including corporates, governments, and military departments. The Company’s competitive advantages include outstanding security capabilities and performance in harsh environmental conditions. The Company’s large solution portfolio is being deployed worldwide, seeing the Company derive revenue from hardware, software sales& licensing fees

In recent years, Israel has been engaged in sporadic armed conflicts with Hamas, an Islamist terrorist group that controls the Gaza Strip, with Hezbollah, an Islamist terrorist group that controls large portions of southern Lebanon, and with Iranian-backed military forces in Syria. In addition, Iran has threatened to attack Israel and may be developing nuclear weapons. Iran is also believed to have a strong influence among extremist groups in the region, such as Hamas in Gaza, Hezbollah in Lebanon, the Houthi movement in Yemen and various rebel militia groups in Syria and Iraq. On October 7, 2023, Hamas launched a series of attacks on civilian and military targets in Southern Israel and Central Israel, to which the Israel Defense Forces responded. On October 9, 2025, Israel, Hamas, the United States and other countries in the region agreed to a framework for a ceasefire in Gaza between Israel and Hamas. In addition, both Hezbollah and the Houthi movement attacked military and civilian targets in Israel, to which Israel responded, including through increased air and ground operations in Lebanon. In addition, the Houthi movement attacked international shipping lanes in the Red Sea, to which both Israel and the United States responded. While a ceasefire was brokered between Israel and Hezbollah in November 2024, in March 2026, hostilities resumed along Israel's northern border with Lebanon, when Hezbollah resumed its attacks as part of a broader regional escalation. In response, Israel resumed military operations against Hezbollah in Lebanon. Further, in April 2024 and October 2024, Iran launched a series of drone and missile strikes against Israel, to which Israel responded. In addition, in response to ongoing Iranian aggression and support of proxy attacks against Israel, on June 13, 2025, Israel conducted a series of preemptive defensive air strikes in Iran targeting Iran's nuclear program and military commanders. While a ceasefire was reached in June 2025 following 12 days of hostilities, on February 28, 2026, the United States and Israel launched coordinated military strikes against Iran, including attacks on strategic military infrastructure and leadership targets, with the stated aim of degrading Iran's capacity to conduct or support hostile operations against them. In response, Iran has fired missiles and drones toward population centers and military installations in Israel, Europe and neighboring countries in the Gulf region, and also launched counter-strikes against U.S. forces and allied bases throughout the Gulf region. Although the United States and Iran have announced ceasefire and de-escalation arrangements from time to time, including a memorandum of understanding entered into on June 17, 2026 that contemplates the termination of military operations on multiple fronts, hostilities have resumed and may continue or escalate. A broader regional conflict involving additional state and non-state actors remains a significant risk. How long and how severe the conflicts in Gaza, Northern Israel, Lebanon, Iran or the broader region last and become is unknown at this time, and any renewed or continued clash among Israel, Hamas, Hezbollah, Iran or other countries or militant groups in the region may escalate in the future into a greater regional conflict. Continued military escalation, retaliatory actions or broader regional involvement may adversely affect economic conditions, disrupt markets and create uncertainty that could negatively impact the Company's business, financial condition and results of operations. Certain of the Company's employees may be obligated to perform military reserve duty, generally until they reach the age of 40 (or older, for officers or other citizens who hold certain positions in the Israeli armed forces reserves), and, in the event of a military conflict, may be called to active duty. In response to increases in terrorist activity and military conflicts in Israel, there have been periods of significant call-ups of military reservists. Military service call-ups that result in the absence of Company personnel for an extended period of time may materially and adversely affect the Company's business, prospects, financial condition and results of operations.

The consolidated condensed interim unaudited financial statements were authorised for issue, in accordance with a resolution of directors, on August 13, 2026.